Share based payment arrangement	12 Months Ended
Dec. 31, 2017
Share based payment arrangements
Share based payment arrangements

6. Share based payment arrangements

On April 7, 2017 voxeljet AG established a share option plan that entitles key management personnel and senior employees of voxeljet AG and its subsidiaries to purchase shares of the parent company.

Total options available under the share option plan are 372,000 ordinary shares of which 279,000 (75%) were granted on April 7, 2017. The vesting conditions include a service condition (the options vest after a period of four years) and a market condition (the options may only be exercised if the share price exceeds the exercise price over a period of 90 consecutive days by at least 20% in the period between the issue date and the respective exercise time frame) which both must be met.

The fair value of the employee stock option plan has been measured using a Monte Carlo simulation. The market condition has been incorporated into the fair value at grant date.

The inputs used in the measurement of the fair value at grant date are as follows:

•	share price at grant date: USD 13.80
•	exercise price: USD 13.90
•	expected volatility: 55%
•	expected dividends: --
•	risk-free interest rate: 2.49%
•	fair value at grant date: USD 8.00

The expected volatility has been based on an evaluation of the historical volatility of the company’s share price. As at December 31, 2017 no options are exercisable and 279,000 options are outstanding.

The expense recognized in the statement of comprehensive loss totaled kEUR 386 for the year ended December 31, 2017.